THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THE DEALER MANAGERS, THE DEPOSITARY, THE INFORMATION AGENT OR YOUR BROKER OR OTHER FINANCIAL ADVISOR CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL (SEE BACK PAGE OF THIS DOCUMENT FOR ADDRESSES AND TELEPHONE NUMBERS).

                             LETTER OF TRANSMITTAL
                              FOR COMMON SHARES OF

                               DUPONT CANADA INC.
             THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 P.M.
   (TORONTO TIME) ON MAY 23, 2003 UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

     This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany certificates for class A common shares, series 1 (the "Common Shares") of DuPont Canada Inc. ("DuPont Canada" or the "Company") deposited pursuant to the offer to purchase (the "Offer") dated April 17, 2003 made by DCI Acquisition Inc., a subsidiary of E.
I. du Pont de Nemours and Company.

     The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal.

     Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer to Purchase and Circular dated April 17, 2003 have the meanings set out in the Offer to Purchase and Circular.

TO: DCI ACQUISITION INC. (THE "OFFEROR"), A SUBSIDIARY OF E. I. DU PONT DE NEMOURS AND COMPANY

AND TO: COMPUTERSHARE TRUST COMPANY OF CANADA (THE "DEPOSITARY"), AT ITS OFFICE SET OUT HEREIN

     The undersigned delivers to you the enclosed certificates(s) for Common Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for Common Shares upon the terms and conditions contained in the Offer. The following are the details of the enclosed certificate(s):

                                                        NUMBER OF COMMON SHARES        NUMBER OF COMMON
 CERTIFICATE NUMBER(S)    NAME(S) IN WHICH REGISTERED  REPRESENTED BY CERTIFICATE      SHARES DEPOSITED
-----------------------------------------------------------------------------------------------------------

                                   TOTAL:

(If space is insufficient, please attach a list in the above form.)

     The undersigned acknowledges receipt of the Offer dated April 17, 2003 and represents and warrants that the undersigned has good and sufficient authority to deposit, sell and transfer the Common Shares represented by the enclosed certificate(s) (the "Deposited Common Shares") and that, when such Deposited Common Shares are accepted for payment by the Offeror, the Offeror will acquire good title to such Deposited Common Shares free from all liens, charges, encumbrances, claims and equities in accordance with the following:

     IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED the undersigned irrevocably deposits, sells, assigns and transfers to the Offeror all of the right, title and interest of the undersigned in and to the Deposited Common Shares and, except as provided below, in and to any and all dividends, distributions, payments, securities, property or other interests (collectively, "distributions") which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Common Shares or any of them on or after April 17, 2003, as well as the right of the undersigned to receive any and all distributions. If, notwithstanding such assignment, any distributions are received by or made payable to or to the order of the undersigned, then the undersigned shall promptly pay, remit and deliver the whole of any such distribution to the Depositary for the account of the Offeror, together with the appropriate documentation of transfer. Eligible Shareholders who deposit their Common Shares pursuant to the Offer will be entitled to receive and retain the quarterly dividend of $0.10 per Common Share declared by the Company and payable on April 30, 2003 to holders of record on April 1, 2003.

     Pending such remittance, the Offeror will be entitled to all rights and privileges as owner of any non-cash dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price the amount or value thereof, as determined by the Offeror in its sole discretion.

     Shareholders whose DuPont Canada Common Share certificates are not immediately available or who cannot cause their DuPont Canada Common Share certificates and all other required documents to be delivered to the Depositary at or before the Expiry Time must deliver their Common Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer, "Manner of Acceptance".

     The undersigned irrevocably appoints each of John P. Jessup, John H. McClintock and Donald P. McAviney, each of whom is an officer or director of the Offeror, and any other person designated by the Offeror in writing (each an "Appointee") as, the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Deposited Common Shares taken up and paid for under the Offer and any distributions on such Deposited Common Shares (which securities upon being taken up and paid for are, together with any distributions thereon, are hereinafter referred to as the "Purchased Securities"), effective on and after the date the Offeror takes up and pays for such Deposited Common Shares, with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable). This Letter of Transmittal irrevocably authorizes an Appointee in the name of and on behalf of the undersigned: (a) to register or record the transfer and/or cancellation of such Purchased Securities (to the extent consisting of securities) on the appropriate register maintained by or on behalf of the Company; (b) to exercise any and all rights of the undersigned including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment thereof, including without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of the Company, to vote any or all Purchased Securities, to execute, deliver and revoke any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Purchased Securities and to designate in any such instrument, authorization or consent any person or persons as the proxy of the undersigned in respect of the Purchased Securities for all purposes; and (c) to execute, endorse and negotiate, for and in the name of and on behalf of the undersigned, any and all cheques or other instruments representing any distribution payable to or to the order of, or endorsed in favour of, the undersigned.

     The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Common Shares or any distributions. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Common Shares or any distributions by or on behalf of the undersigned, unless the Deposited Common Shares are not taken up and paid for under the Offer.

     The undersigned agrees not to vote any of the Deposited Common Shares taken up and paid for under the Offer, or distributions on such Common Shares consisting of securities, at any meeting (whether annual, special or otherwise or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of the Company and not to exercise any of the other rights or privileges attaching to any of such Deposited Common Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to the Offeror, at any time and from time to time, as and when requested by and at the expense of the Offeror, any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of any such Deposited Common Shares or distributions consisting of securities. The undersigned agrees further to appoint in any such instruments of proxy authorizations or consents the person or persons specified by the Offeror as the proxy or the proxy nominee or nominees of the undersigned in respect of such Deposited Common Shares or distributions consisting of securities.

     The undersigned covenants and agrees to execute, upon request, all such documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Deposited Common Shares and distributions effectively to the Offeror.

     Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, bankruptcy or insolvency of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, the deposit of Common Shares pursuant to this Letter of Transmittal is irrevocable.

     The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Common Shares, to mail the cheques, payable in Canadian funds, by first class mail, postage prepaid, or to hold such cheques for pick-up, in accordance with the instructions given below. Should any Deposited Common Shares not be purchased, the certificates for Deposited Common Shares and other relevant documents shall be returned in accordance with the instructions in the preceding sentence.

     By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned and both of you shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'utilisation d'une lettre d'envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont presumes avoir requis que tout contrat atteste par l'offre et son acceptation au moyen de la presente lettre d'envoi, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en langue anglaise.

                            Signature guaranteed by
                       (if required under Instruction 4):

------------------------------------------------       DATED:  , 2003.
------------------------------------------------       ------------------------------------------------
       Authorized Signature of Guarantor                    Signature of Shareholder or Authorized
                                                             Representative -- See Instruction 5
------------------------------------------------       ------------------------------------------------
    Name of Guarantor (please print or type)              Name of Shareholder (please print or type)
------------------------------------------------       ------------------------------------------------
  Address of Guarantor (please print or type)              Daytime Telephone Number of Shareholder
                                                       ------------------------------------------------
                                                                  Fax Number of Shareholder
                                                       ------------------------------------------------
                                                              Name of Authorized Representative,
                                                             if applicable (please print or type)
                                                       ------------------------------------------------
                                                            Daytime Telephone Number of Authorized
                                                                        Representative

          ------------------------------------------------------------

                                    BLOCK A
                            see instructions 3 and 4
                          ISSUE CHEQUE IN THE NAME OF:
                             (please print or type)

   ------------------------------------------------------------
                                     (Name)

   ------------------------------------------------------------

   ------------------------------------------------------------
                          (Street Address and Number)

          ------------------------------------------------------------
                          (City and Province or State)

          ------------------------------------------------------------
                        (Country and Postal (Zip) Code)

          ------------------------------------------------------------
                         (Telephone -- Business Hours)

          ------------------------------------------------------------
                  (Social Insurance or Social Security Number)

          ------------------------------------------------------------
          ------------------------------------------------------------
                                    BLOCK B
                               see instruction 4
                                  SEND CHEQUE
                       (UNLESS BLOCK "C" IS CHECKED) TO:
                             (please print or type)
   ------------------------------------------------------------
                                     (Name)

   ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                          (Street Address and Number)

          ------------------------------------------------------------

          ------------------------------------------------------------
                          (City and Province or State)

          ------------------------------------------------------------
                        (Country and Postal (Zip) Code)
          ------------------------------------------------------------

                                    BLOCK C
   [ ] HOLD CHEQUE FOR PICK-UP AGAINST COUNTER RECEIPT AT THE TORONTO OFFICE
                                  OF THE DEPOSITARY

                                    BLOCK D

                              (see instruction 2)
[ ] CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type)

Name of Registered Holder

Date of Execution of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

         INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

                              (see instruction 7)
                             (please print or type)

--------------------------------------   --------------------------------------   --------------------------------------
                (Firm)                         (Registered Representative)                  (Telephone Number)
--------------------------------------   --------------------------------------
               (Address)                              (Fax Number)

[ ] CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED       [ ] CHECK HERE IF
DISKETTE TO FOLLOW

                                  INSTRUCTIONS

1.   USE OF LETTER OF TRANSMITTAL

     (a) This Letter of Transmittal (or an originally signed facsimile copy thereof) together with accompanying certificates representing the Deposited Common Shares must be received by the Depositary at any of the offices specified below before 11:59 p.m. (Toronto time) on May 23, 2003, the Expiry Time, unless the Offer is extended or unless the procedures for guaranteed delivery set out in paragraph 2 below are employed.

     (b) The method used to deliver this Letter of Transmittal and any accompanying certificates representing Common Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received. The Offeror recommends that the necessary documentation be hand delivered to the Depositary, as applicable, at its office specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares. Delivery to any office or transmission other than to the specified office or facsimile number does not constitute delivery for this purpose.

2.   PROCEDURES FOR GUARANTEED DELIVERY

     If a Shareholder wishes to deposit Common Shares pursuant to the Offer and
(i) the certificates representing such Common Shares are not immediately available or (ii) the Shareholder cannot deliver the certificates representing such Common Shares and all other required documents to the Depositary on a timely basis at or prior to the Expiry Time, such Common Shares may nevertheless be deposited provided that all of the following conditions are met:

     (a) such a deposit is made by or through an Eligible Institution (as defined below);

     (b) a properly completed and duly executed Notice of Guaranteed Delivery in the form accompanying this Letter of Transmittal or an originally signed facsimile copy thereof is received by the Depositary at its Toronto office as set forth in the Notice of Guaranteed Delivery (by hand, facsimile transmission or mail) together with a guarantee in the form set forth in such Notice of Guaranteed Delivery by an Eligible Institution, at or prior to the Expiry Time; and

     (c) the certificates representing the Deposited Common Shares in proper form for transfer together with a properly completed and duly executed copy of the Letter of Transmittal, or a manually signed facsimile thereof, must be received at the Toronto office of the Depositary on or before 5:00 p.m. (Toronto time) on the third trading day on the TSX after the Expiry Time.

     An "Eligible Institution" means a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program
(SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

3.   SIGNATURES

     This Letter of Transmittal must be filled in and signed by the holder of Common Shares accepting the Offer described above or by such holder's duly authorized representative (in accordance with Instruction 5 below).

     (a) If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     (b) If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

       (i) such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

       (ii) the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 4 below.

4.   GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Common Shares or if the payment is to be made in a name other than the registered owner(s), or if Deposited Common Shares not purchased are to be returned to a person other than such registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the registers of DuPont Canada, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.   FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS

     Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.   PARTIAL TENDERS

     If less than the total number of Common Shares evidenced by any certificate submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder unless otherwise provided as soon as practicable after the Expiry Time. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.   SOLICITATION

     Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing the appropriate box on this Letter of Transmittal. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit or on a diskette that must be forwarded to the place of deposit.

8.   MISCELLANEOUS

     (a) If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Common Shares, additional certificate numbers and number of Deposited Common Shares may be included on a separate signed list affixed to this Letter of Transmittal.

     (b) If Deposited Common Shares are registered in different forms (e.g., "John Doe" and "J. Doe") a separate Letter of Transmittal should be signed for each different registration.

     (c)  No alternative, conditional or contingent deposits will be accepted.

     (d) The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

     (e) Additional copies of the Offer to Purchase and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Dealer Manager or the Depositary at their respective offices at the addresses listed below.

9.   LOST CERTIFICATES

     If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements, which must be properly completed and submitted in good order to the Depositary on or prior to the Expiry Time.

             THE DEPOSITARY, COMPUTERSHARE TRUST COMPANY OF CANADA

                             For Delivery by Mail:

                                 P.O. Box 7021
                            31 Adelaide Street East
                                Toronto, Ontario
                                    M5C 3H2
                          Attention: Corporate Actions

                      For Delivery by Courier or by Hand:

                             100 University Avenue
                             9th Floor, North Tower
                                Toronto, Ontario
                                    M5J 2Y1
                          Attention: Corporate Actions
                           Toll Free: (800) 564-6253

                    e-mail: caregistryinfo@computershare.com

                    THE INFORMATION AGENT FOR THE OFFER IS:

                           INNISFREE M&A INCORPORATED

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
             Shareholders Call Toll Free: (888) 750-5835 (English)
                                         (877) 750-9499 (French)
                 Banks and Brokers Call Collect: (212) 750-5833

                     THE DEALER MANAGERS FOR THE OFFER ARE:

                    IN CANADA                                       IN THE UNITED STATES
     MERRILL LYNCH              BMO NESBITT               MERRILL LYNCH,              BMO NESBITT
      CANADA INC.                BURNS INC.              PIERCE, FENNER &             BURNS CORP.
                                                        SMITH INCORPORATED
       BCE Place           1 First Canadian Place      Merrill Lynch & Co.           3 Times Square
 181 Bay Street, Suite          Fourth Floor         4 World Financial Center          27th Floor
          400                 Toronto, Ontario       New York, New York 10080      New York, New York
    Toronto, Ontario              M5X 1H3                   Telephone:                   10036
        M5J 2V8                  Telephone:         (866) 276-1462 (toll free)
                               (416) 359-4000
      For further                Facsimile:
  information contact:         (416) 359-4311
      Jason Menard
       Telephone:               For further
     (416) 369-7694         information contact:
     (call collect)             Ariel Walsh
       Facsimile:                Telephone:
     (416) 369-2793            (416) 359-8137
                            (888) 355-6634 (toll
                                   free)

ANY QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND CIRCULAR, THE LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED BY SHAREHOLDERS TO THE DEALER MANAGERS, THE INFORMATION AGENT OR THE DEPOSITARY AT THEIR RESPECTIVE TELEPHONE NUMBERS AND ADDRESSES LISTED ABOVE. YOU MAY ALSO CONTACT YOUR BROKER, DEALER, BANK OR TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE.

APRIL 17, 2003